0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 Investor Presentation September 2015

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 A number of the matters discussed in this document that are not historical or current facts deal with potential future circumstances and developments and may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and relate to future events and expectations. Forward-looking statements contain such words as "anticipate,” "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which management is unable to predict or control, that may cause actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements, and that could adversely affect the Company's future financial performance, include, but are not limited to, the following: • worldwide and regional economic, business and political conditions, including continuing economic uncertainties in some or all of the Company's major product markets or countries where the Company has operations; • the effectiveness of the Company's efforts to improve operating margins through sales growth, price increases, productivity gains, and improved purchasing techniques; • competitive factors, including intense price competition; • fluctuations in the value of currencies in areas where the Company operates; • volatility of prices and availability of the supply of energy and raw materials that are critical to the manufacture of the Company's products, particularly plastic resins derived from oil and natural gas; • changes in customer demand and requirements; • effectiveness of the Company to achieve the level of cost savings, productivity improvements, growth and other benefits anticipated from acquisitions, joint ventures and restructuring initiatives; • escalation in the cost of providing employee health care and retirement benefits; • uncertainties regarding the resolution of pending and future litigation and other claims; • the performance of the global automotive market as well as other markets served; • further adverse changes in economic or industry conditions, including global supply and demand conditions and prices for products; • operating problems with our information systems as a result of system security failures such as viruses, cyber-attacks or other causes; • the impact of the indebtedness incurred to finance the transaction; • integration of the business of Citadel with our existing business, including the risk that the integration will be more costly or more time consuming and complex than anticipated; • our ability to achieve the anticipated synergies, cost savings and other benefits from the acquisition of Citadel; • transaction and acquisition-related costs incurred in connection with the acquisition of Citadel and related transactions; and • substantial time devoted by management to the integration of the Citadel acquisition. The risks and uncertainties identified above are not the only risks the Company faces. Additional risk factors that could affect the Company's performance are set forth in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2014, as amended and superseded in part by the Company’s Current Report on Form 8-K filed on April 27, 2015. In addition, risks and uncertainties not presently known to the Company or that it believes to be immaterial also may adversely affect the Company. Should any known or unknown risks or uncertainties develop into actual events, or underlying assumptions prove inaccurate, these developments could have material adverse effects on the Company's business, financial condition and results of operations. 2 Cautionary Note on Forward-Looking Statements

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 • This presentation includes certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include segment gross profit, SG&A expenses excluding certain items, segment operating income, operating income before certain items, net income excluding certain items, net income per diluted share excluding certain items and adjusted EBITDA, as discussed further in the Reconciliation of GAAP and Non-GAAP Financial Measures below. These non-GAAP financial measures are considered relevant to aid analysis and understanding of the Company’s results and business trends. However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures, and tables included in this release reconcile each non-GAAP financial measure with the most directly comparable GAAP financial measure. The most directly comparable GAAP financial measures for these purposes are gross profit, SG&A expenses, operating income, net income and net income per diluted share. The Company's non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP. • While the Company believes that these non-GAAP financial measures provide useful supplemental information to investors, there are very significant limitations associated with their use. These non-GAAP financial measures are not prepared in accordance with GAAP, may not be reported by all of the Company’s competitors and may not be directly comparable to similarly titled measures of the Company’s competitors due to potential differences in the exact method of calculation. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reviewing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. 3 Use of Non-GAAP Financial Measures

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 OVERVIEW OF A. SCHULMAN 4

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 A. Schulman Overview 5 1928 Founded by Alex Schulman in Akron, Ohio, US Public company 1972 (Symbol: SHLM) Global Presence since 1950s 11 Acquisitions since 2010 $189 Million of operating free cash flow (pro forma) $2.9 Billion in revenue (pro forma) 6 Product families 60 Manufacturing sites ~ 1,000,000 Tons current annual manufacturing capacity 5,000 Associates

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 A. Schulman Business Overview 6 Business Description ■ A. Schulman, Inc. (“SHLM”, “A. Schulman” or the “Company”) is an international supplier of high-performance and engineered plastic compounds, color concentrates and size reduction services, used in a variety of consumer, packaging, industrial and automotive applications ■ The Company's customers span a wide range of markets such as packaging, mobility, building & construction, electronics & electrical, agriculture, personal care & hygiene, custom services, sports and home & leisure Business Model Engineered Plastics Specialty Powders & Engineered Composites Masterbatch Solutions Custom Performance Colors Polymer Polymer Additives Fiber & Reinforcements Finished Compound Significant Transformation Since 2008 With A Focus on Specialty Materials Solutions Resin

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 A. Schulman’s Six Product Families 7 6% of Sales 28% of Sales 35% of Sales 11% of Sales 12% of Sales Custom Performance Colors (“CPC”) Masterbatch Solutions (“MBS”) Engineered Plastics (“EP”) Specialty Powders (“SP”) Distribution Services (“DS”) High-performance products combining polymer resins with modifiers, reinforcements, additives and pigments ■ Custom matched color concentrates for wide range of applications in personal care & hygiene, consumer, and outdoor recreational equipment ■ Efficient service model with quick turn around and speed to market ■ Growing global network of dedicated color facilities to service global brand owners ■ High-end color capabilities including pearlescent, metallic and other special effects Repackaging and distribution of large producers’ bulk commodity resins Compounded resins for rotationally-molded products Powdered or pelletized color concentrates custom- designed to enhance thermoplastic resins Thermoplastic additives and color concentrates that improve the appearance and performance of resins ■ High-value applications including films, food packaging and consumer ■ Designed to improve performance, appearance and processing of plastics ■ Performance- enhancing: ■ Antibacterial ■ Flame retardants ■ Ultra-violet ■ Anti-static ■ Barrier ■ Antioxidants ■ Value-added, smaller % of the total mix in end products ■ Compounded products for durable goods, appliances, toys, electronics and auto ■ Enhanced polymers provide structural integrity, such as superior strength & stiffness ■ Polymers enhanced with fiber reinforcements: ■ Glass and carbon ■ Nano-reinforcements ■ Flame retardants ■ UV stabilization ■ Multi-component blends: ■ Polyolefins ■ Nylons ■ Global market leader with applications including gas & water tanks, kayaks, playground slides, and other large applications ■ Leverage grinding into both the Masterbatch Solutions and Engineered Plastics businesses ■ Broad product portfolio of base resins, custom colors and proprietary cross-linked polyethylene formulations ■ Specialty powders for the oil and gas industry ■ Supports the Company’s three manufacturing business units ■ Distribution of olefinic, non-olefinic resins,selected styrenics and engineering plastics ■ Provides sales, marketing and technical services ■ Increases A. Schulman’s purchasing power to improve availability and cost base of resins ■ Capitalizes on global polyolefin producers’ shift to distribution to meet the needs of small thermoformers and molders Engineered Composites (“EC”) 8% of Sales Highly-filled compounded products, using short glass or carbon fibers ■ Used in compression and injection molding processes ■ Provides superior heat, chemical and electrical resistance ■ Used in small, complex parts that are easy to mold but with high resistance & larger parts with higher structural strength due to long fibers ■ Markets include consumer, electrical, Industrial & Construction, Transportation, Healthcare & Safety Citadel’s Engineered Plastics was integrated into A. Schulman’s Engineered Plastics Product Family Note: Pro forma revenue splits based LTM 2/28 for A. Schulman and FYE 12/31 for Citadel

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 Diverse End Markets & Applications 8  Color matching and color trending services  Global technical expertise and extensive industry know-how  Compliance with regulation and design needs  Expertise in scratch and surface appearance, paint replacement, lightweight materials, and look & feel etc.  Flame retardant and UV stability meeting industry standards w/o hazardous materials  Meet the highest thermal stability requirements  Flame retardant – various halogen-free solutions, antimony trioxide free options  Colored & UV resistant  Optimized for a large variety of base polymers  Extensive know-how especially in UV protection & antimicrobial (patented)  Fully equipped lab for testing and small scale production  Color matching and color trending services  Key properties: mechanical strength, impact resistance, UV stability & surface appearance  Transfer of plasma adhesion technology Mobility Building & Construction Electronics & Electrical Agriculture Sports, Leisure & Home Packaging Personal Care & Hygiene % of Revenue  36%  Masterbatches  Custom Performance Colors  Distribution products  19%  Custom Performance Colors  Engineered Plastics  Engineered Composites  Food packaging  Security / Anti-Theft Packaging  7%  Masterbatches  Custom Performance Colors  Engineered Plastics  Engineered Composites   5%  Masterbatches  Customer Performance Colors  Engineered Plastics  Specialty Powders  9%  Masterbatches  Custom Performance Colors  Engineered Plastics  Engineered Composites  5%  Masterbatches  Customer Performance Colors  Specialty Powders  Engineered Composites  4%  Masterbatches  Custom Performance Colors  Engineered Plastics Key End Markets End Market % of Revenue Key Products Key Applications Key Attributes  Interiors, exteriors and under the hood applications  Automotive electrical and electronic parts  EPS and XPS industries  Polyethylene pipe production and insulation  Window Frames  Green house frames & films  Mulch and silage film  Irrigation systems and tanks  UL, VDE, IEC, DIN, Building & Construction  Power tools  Small Appliances  Stadium seats  Helmets, coolers  Synthetic grass system for hockey, tennis, golf etc.  Toothbrushes, razors, shampoo bottles  Diapers & adult incontinence (key mega trend for aging population)  Customer focused approach meeting specific needs (i.e., customized colors and effects)  Soft touch solutions offering aesthetics and a good grip  Breathable films 1 Revenue splits based on LTM 2/28/15 net sales

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 9 A. Schulman’s Expanded Vision INTEGRATED THERMOPLASTIC SOLUTIONS FUNCTIONALIZED POLYMER SYSTEMS FORMULATED POLYMER SOLUTIONS Electronic Packaging Materials Specialty Coatings Specialty Adhesives and Sealants Specialty Pigments Polymer Additives High Performance Thermoplastics Functionalized Polymer Films Composites VALUE CHAIN POSITIONING End market Value-chain extension by back-integration Polymer value chain forward integration Raw material manufacturing Distribution Mixing / aggregation /grinding Formulation Parts manufacturing Business Model Extension SHLM TODAY Independent attribute supplier Growth (Including M&A) Based On A Market-Focused Strategy

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 A. Schulman is Implementing Tools and Best Practices to Create Rigor and Consistency of Execution through Best-In-Class, Full Lifecycle M&A Process from Target Identification Through Integration 10 Established Track Record of Executing Acquisition Strategy 1 Approximate revenue contribution 2 Converted at a EUR to USD FX rate of 1.311 Acquirer Target Year Strategic Rationale & Focus Rev. ($mm)1 A 2010 Color MBS / U.S. Diversification ~$5 A 2010 MBS / Latin America, APAC & US Diversification $300 A 2010 MBS / South America Diversification $17 C 2010 Scale and Portfolio Diversification $15 C 2009 Scale and Portfolio Diversification $20 C 2009 Broaden Portfolio and Expand into Brazil ~$15 C 2008 Entry into Canadian Market ~$20 C 2008 Scale and Portfolio Diversification $130 2007 Citadel Plastics Holdings formed ~$42 Recent Acquisitions Acquirer Target Year Strategic Rationale & Focus Rev. ($mm)1 2014 Engineered Composites $109 2014 Color MBS / APAC Diversification $15 (Specialty Plastics) 2014 Color MBS & EP / US Diversification $154 2014 Liquid Color / U.S. Diversification $12 2013 Color & EP / U.S. Diversification $65 2013 Color & EP / APAC Diversification $140 2013 Engineered Plastics $80 2012 Color, MBS & EP / Personal Care & Cosmetics $40 2012 Color MBS / Healthcare & Cosmetics $342

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 CITADEL TRANSACTION OVERVIEW 11

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 Citadel Transaction 12 • On March 15, 2015, A. Schulman entered into an agreement to acquire 100% of the outstanding shares of HGGC’s Citadel Plastics for $800 million  The total transaction values Citadel at 10.6x FYE 2014 Adjusted EBITDA of $75 million1  Synergies of approximately $25 million drives multiple to 8.0x FYE 2014 Adjusted EBITDA1 • Pro Forma for the Transaction, the Company will have Pro Forma Net Leverage 4.1x, respectively based on Pro Forma Adjusted EBITDA of $251 million1,2 • The acquisition closed on June 1, 2015 1 See appendix for Adj. EBITDA reconciliation 2 Includes $25 million run rate synergies

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 13 Significant Boost To A. Schulman's Scale And Scope Enhanced Market Leadership Position Creates Critical Geographic Balance Immense Cross- Selling Opportunities Synergy Potential Improved Margin Profile ■ Expands scale and global leadership in A. Schulman's core business of Engineered Plastics ■ Adds scope with a new market leading growth platform in Engineered Composites ■ Trusted supplier to global base of blue chip OEMs and custom molders ■ ~90% of products are highly formulated and proprietary to niche applications including recycled resins and unique flame retardants ■ Significantly enhances A. Schulman’s presence in North America ■ Global platform with 61 production facilities with significant presence in high-growth markets such as Mexico and China, among others ■ Overlap in customers, products and channels sets the stage for significant revenue synergies ■ Access to patented and implemented novel technologies for reuse of recycle-grade materials ■ Accelerate adoption of Citadel's proprietary engineered composites technology across A. Schulman's existing customer base ■ Efficiencies across the combined thermoplastic assets in North America ■ Synergies in raw materials, organization and manufacturing ■ Experience with roll-ups suggests sizeable scope for cost savings in corporate functions ■ Adds a second, long-term growth platform with highly attractive margins to A. Schulman Enhances Customer Attractiveness ■ Enhances attractiveness to blue-chip customers who seek world-class global products and services ■ Extensive product development capabilities resulting in over 7,000 unique formulations and 2,000 attractive products Strategic Rationale For Acquiring Citadel

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 How Customers Will Benefit 14 • This merger provides customers from both companies access to:  Enhanced and broader, deeper and higher value-added product offerings  Balanced global platform, with state-of-the-art production facilities in high- growth markets  Shared technology and product development focused on better solutions to provide customers a competitive and unique advantage  Extensive processing and formulation expertise available to help customers grow with highly complex solutions Citadel Helps To Further Transform A. Schulman Into A Specialty Chemical Company

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 Snapshot of A. Schulman and Citadel 15 Business Overview Summary Financials Revenue by Product Family1 ■ Leading international supplier of high- performance plastic compounds and resins ■ Proprietary and custom-formulated engineered plastic compounds, color concentrates and performance-enhancing additives ■ Serves a variety of end markets, including the consumer, packaging, industrial and automotive applications ■ Publicly traded (NASDAQ: SHLM) ■ Leading material science expert, providing custom engineered solutions for specialized applications ■ Material agnostic with an unmatched array of technical and formulation capabilities ■ Customized solutions are provided to a diverse base of multi-national OEMs for use across a variety of attractive applications ■ Owned by HGGC / Charlesbank LTM 2/28/15 Revenue: $2,430 million EMEA 61% LATAM 8% USCAN 23% Revenue by Geography1 Masterbatch Solutions 34% Custom Performance Colors 7% Engineered Plastics 55% Engineered Composites 45% Engineered Plastics 31% Distribution Services 14% Specialty Powders 14% LATAM 8% USCAN 87% EMEA 5% 2014 Revenue: $523 million Pro Forma ■ Leading supplier of high performance engineered plastics and engineered composites ■ Highly diversified across end markets, products and geographies ■ Superior technical and formulation capabilities ■ Combined footprint of 61 global production facilities maximizing growth opportunities and operating leverage PF Revenue: $2,949 million + = APAC 8% EMEA 51% LATAM 8% USCAN 34% APAC 7% Engineered Plastics 35% Engineered Composites 8% Masterbatch Solutions 28% Distribution Services 12% Specialty Powders 11% Custom Performance Colors 6% Note: Citadel financials pro forma for the contribution from TCG; pro forma revenue includes ($4.2) pro forma adjustment to remove sales from Citadel to A. Schulman 1 Revenue splits based LTM 2/28 for A. Schulman and FYE 12/31 for Citadel

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 Financing Overview* Debt Tranches Pricing Debt as of 6/1/15 Debt as of 8/31/15 (preliminary) Revolver - $300 L+225 bps $38 -- 35 bps undrawn Term Loan A L+225 bps $200 $198 USD Term Loan B L+325** $350 $349 EUR Term Loan B L+325** €145 €125 $162 $140 High Yield Bond 6.875% $375 $375 Misc. Foreign Credit Lines varies $5 $6 Total Debt $1,130 $1,068 * In USD unless noted and millions ** Libor floor at 0.75%

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 Focus on Integration Priorities & Process  ALL integration activities center on three key priorities: 1. Continuity of operations 2. Integration of financial reporting and controls 3. Intensive focus on synergy realization 17 Citadel Integration Team Key Responsibilities ▪ Plan, monitor and coordinate overall integration activities ▪ Coordinate content / cross-team communication / interfaces ▪ Drive important structural designs and timely decision making ▪ Identify and mitigate Integration risks ▪ Weekly reporting to Steering Committee and Integration Manager ▪ Set aspirations and targets ▪ Guide BU and functional integration activities ▪ Challenge teams for maximum synergy capture ▪ Ratify and approve recommendations ▪ Track high level progress ▪ Resolve major issues and conflict Integration Steering Committee and Integration Manager BU and Functional Integration Personnel

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 18 Business Area Savings Description Procurement $11M • Volume consolidation • Pricing differentials • Global aggregation Manufacturing Efficiencies $9M • Consolidation of manufacturing activities Other SG&A $1M • Aggregated insurance premium savings • Administrative efficiencies and redundant cost eliminations TCG $4M • Integration well under way • Procurement benefits paired with operational and SG&A benefits TOTAL: $25M Management Has Proven its Ability to Realize Synergies from Acquisitions, Supporting Enhanced Profitability and Continued Future Growth Overview of Expected Synergies

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 FINANCIAL OVERVIEW 19

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 A. Schulman Financial Snapshot 20 Revenue Adjusted EBITDA1 Capital Expenditures Free Cash Flow2 $2,081 $2,133 $2,447 $2,430 2012 2013 2014 LTM 2/28/15 $127 $121 $146 $152 6.1% 5.7% 6.0% 6.2% 2012 2013 2014 LTM 2/28/15 = Revenue ($mm) = EBITDA ($mm) = % margin $34 $27 $35 $40 1.6% 1.2% 1.4% 1.6% 2012 2013 2014 LTM 2/28/15 = Capex ($mm) = % of revenue $93 $94 $111 $112 73.2% 78.0% 75.9% 73.8% 2012 2013 2014 LTM 2/28/15 = Free cash flow ($mm) = Free cash flow conversion (%) 1 See appendix for Adj. EBITDA reconciliation 2 Free cash flow calculated as Adj. EBITDA less capex; free cash flow conversion calculated as (Adj. EBITDA – capex) / Adj. EBITDA

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 $325 $247 $429 2012 2013 2014 21 Revenue1 Adjusted EBITDA2 = Revenue ($mm) $4 $5 $6 1.6% 1.5% 1.4% 2012 2013 2014 Capital Expenditures1 = Capex ($mm) = % of revenue 1 2012 represents period from 2/29/2012 to 12/31/2012 2 See appendix for Adj. EBITDA reconciliation. Citadel Financial Snapshot = EBITDA ($mm) $62 $75 2013 2014

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 Use of Cash • Reinvest in the business  New operations in Turkey & China  Capacity expansions in APAC and LATAM  Restructuring to support specialty demand • Dividend payments  Support common dividend with current yield of 2.5% • Debt repayments  Intense focus on de-leveraging balance sheet to 2.5x net leverage target • Opportunistic acquisitions • Share buy backs 22

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 APPENDIX 23

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 $325 $247 $429 2012 2013 2014 24 Business Description Historical Adj. EBITDA3 Historical Revenue1 2014 Revenue Split2 Product End Market Engineered Plastics 55% Engineered Composites 45% Transportation 26% Industrial & Construction 20% Consumer 19% Electrical 18% Other 17% $62 $75 2013 2014Total Revenue2 = $523mm Total Revenue2 = $523mm 1 2012 represents period from 2/29/2012 to 12/31/2012. 2 Pro Forma for the contribution from TCG FYE 12/31/14. 3 See appendix for Adj. EBITDA reconciliation. Citadel Business Overview ■ Citadel is a provider of custom material solutions, with material science expertise in providing specialized applications ■ Material agnostic solution provider, with an array of technical and formulation capabilities ■ Customized solutions are provided to a diverse base of multi- national OEMs for use across a variety of attractive applications ■ Company was built through a series of acquisitions and has a global footprint, including a leading North American market position ■ Has been a portfolio company of HGGC and Charlesbank since 2012 and is headquartered in West Chicago, IL

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 25 $288 $235 ■ Polyolefins, engineered TP’s ■ Meltable, compression and injection-molded ■ Glass / mineral filled ■ Used in compression and injection molding ■ Highly filled compound, using short glass or carbon fibers ■ BMC, TMC, SMC ■ High performance composites ■ Flame retardance ■ Recyclable / remeltable ■ Color matching / custom color ■ High impact resistance ■ Heat, chemical and electrical resistance ■ Used in smaller, complex parts: easy to mold but with high resistance ■ Used in larger parts: high structural strength due to long fibers ■ Consumer ■ Electrical ■ Industrial & Construction ■ Healthcare & Safety ■ Transportation ■ Consumer ■ Electrical ■ Energy ■ Industrial & Construction ■ Transportation ■ Healthcare & Safety Circuit Breakers Auto Front Lighting Aircraft Seating Food Service Blender Base Engine Components Lawn & Garden Hand Drills Recreational Equipment 2014 Revenue ($mm)1 Material Capabilities End Markets Select Applications Engineered Plastics Engineered Composites Citadel’s Business Segments 1 Pro forma for the contribution from TCG FYE 12/31/14

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 26 Industrial & Construction Consumer Electrical Energy Healthcare & Safety Transportation Aerospace & Defense % of Revenue  26%  BMC  SMC  High-perf. composites  PP  20%  BMC  SMC  PP  Forward lighting systems  Exterior luggage systems  Troller/body panels  Throttle bodies  Transmission sensors  19%  BMC  PP  Nylon  Alloys  N/A  BMC  High-perf. composites  Fabrication  18%  BMC  SMC  PP  N/A  BMC  SMC  High-perf. composites  N/A  High-perf. composites  Fabrication Select Key End Markets End Market % of Revenue1 Products Key Applications Representative Customers  Concrete reinforcement  HVAC  In-ground utility vaults  Valve housings  Street / industrial lighting  Lawn & garden  Dishware  Appliances  Power tools  Frac plug components  Centralizers, float valves  Fuel cell plates  Lithium-ion battery components  Circuit breakers, switches  Insulators  Backup batteries  Electric motors  Patient handling systems and hospital bed components  Sterilizing equipment  CT scanners, wheel chair lifts  Semi-structural aircraft components  Weapon hand guards  Nylon  Alloys  Styrenics  Other  Fabrication  PC  Alloys  Fabrication  PC  Alloys  Fabrication  PP  Styrenics  Fabrication 1 Revenue splits based on 2014 sales for FYE 12/31 Unparalleled Ability To Match Customer Needs With Material Solutions

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 27 LTM (02/28/15) PF Net Sales Breakdown by End-Market 1 Drivers External Internal ■ Attractive growth rates for plastics ■ High growth end markets including agriculture, packaging and e-mobility ■ Plastics aligned with global megatrends such as lightweighting and food/water scarcity ■ Differentiated high-value solutions ■ Shale revolution impact on U.S. chemical industry ■ Strengthened position in the U.S. and APAC ■ Coordinated global operations ■ Leverage capabilities across business units ■ Results-driven culture ■ Capture “low-hanging fruit” opportunities ■ Integrate and capture synergies ■ Optimize new product development to increase unique products and speed to market Leading Positions with Highly Defensible Businesses Note: Citadel financials pro forma for the contribution from TCG; pro forma revenue includes ($4.2) pro forma adjustment to remove sales from Citadel to A. Schulman 1 Revenue splits based LTM 2/28 for A. Schulman and FYE 12/31 for Citadel Packaging Transportation / Mobility Building & Construc ion Electronics & Electrical Agriculture Custom Services Personal Care & Hygiene Sports, Leisure & Home Other 30% 6% 7% 20% 9% 11% 4% 3% 10%

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 28 U.S. and Canada Production Facilities A. Schulman: 16 Citadel: 15 Latin America Production Facilities A. Schulman: 3 Citadel: 3 EMEA Production Facilities A. Schulman: 17 Citadel: 1 Asia Pacific Production Facilities A. Schulman: 6 Pro forma presence 61 total facilities globally Acquisition Boosts Critical Mass, Geographic Balance and Improves Economies of Scale S e g m e n t1 Pro Forma EMEA 61% LATAM 8% USCAN 23% LATAM 8% USCAN 87% EMEA 5% LTM 2/28/15 Revenue = $2,430mm 2014 Revenue = $523mm APAC 8% EMEA 51% LATAM 8% USCAN 34% PF Revenue = $2,949mm APAC 7% Note: Citadel financials pro forma for the contribution from TCG; pro forma revenue includes ($4.2) pro forma adjustment to remove sales from Citadel to A. Schulman 1 Revenue splits based on LTM 2/28/15 for A. Schulman and FYE 12/31 for Citadel

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 29 Transportation 26% Industrial & Construction 20% Consumer 19% Electrical 18% Other 17% Strong Diversified End Markets Note: Citadel financials pro forma for the contribution from TCG; pro forma revenue includes ($4.2) pro forma adjustment to remove sales from Citadel to A. Schulman 1 Revenue splits based on LTM 2/28/15 for A. Schulman and FYE 12/31 for Citadel Packaging 36% Building & Construction 7% Electronics & Electrical 9% Agriculture 5% Mobility 19% Custom Services 7% Personal Care & Hygiene 4% Sports, Leisure & Home 5% Other 8% Packaging 30% Transportation / Mobility 20% Building & Construction 9% Electronics & Electrical 11% Agriculture 4% Custom Services 6% Pro Forma Personal Care & Hygiene 3% Sports, Leisure & Home 7% Other 10%

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 30 A. Schulman Historical Free Cash Flow Generation1 1 Free cash flow calculated as Adj. EBITDA less capex; free cash flow conversion calculated as (Adj. EBITDA – capex) / Adj EBITDA $93 $94 $111 $112 73.2% 78.0% 75.9% 73.8% 2012 2013 2014 LTM 2/28/15 2.0x 4.1x LTM 2/28/15 Pro Forma Pro Forma Net Leverage = Free cash flow ($mm) = Free cash flow conversion (%) Disciplined Financial Policies ■ Continue to invest in organic growth projects ■ Maintain long-standing historical dividend payout ■ Focus on debt repayment and reducing net leverage rapidly, targeting 2.5x by the end of fiscal 2017 ■ Resume bolt-on acquisition strategy that provides strong EBITDA contribution and accretive cost synergies after net leverage lowers to acceptable levels ■ Maintain strong relationships and communication with investors, rating agencies and diversified group of lenders Financial Priorities

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 Global locations 31 U.S./Canada Canada Guelph, Ontario United States California Fontana Illinois Carpentersville West Chicago Indiana East Chicago Evansville (8x) Northbrook Plymouth Massachusetts Worcester Michigan Bay City Ohio Fairlawn (Headquarters) Akron (2x) Geneva North Canton North Kingsville Perrysburg Pennsylvania Allentown Tennessee Franklin Grand Junction Texas Houston (2x) China La Porte The Woodlands Virginia Bedford Latin America Argentina Buenos Aires Brazil Rio Claro Sumaré Mexico Juarez Mexico City San Luis Potosí EMEA Austria Vienna Belgium Bornem Londerzeel Opglabbeek France Beaucaire Givet L'Arbresle Montereau Oyonnax Paris Germany Hamburg Kerpen Hungary Biatorbágy Italy Gorla Maggiore Kingdom of Saudi Arabia Yanbu Luxembourg Poland Plock Poznan Warsaw Russia Togliatti Spain Barcelona Castellón Sweden Åstorp Switzerland Zurich The Netherlands 's-Gravendeel Turkey Istanbul United Arab Emirates Ras Al Khaimah United Kingdom Crumlin Gainsborough Warrington APAC Australia Braeside China Changshu Dongguan (2x) Hong Kong India Vadodara Indonesia East Java Malaysia Johor Bahru (2x) Thailand Bangkok

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 Adj. EBITDA Reconciliation A. Schulman 32 1 Costs related to acquisitions and integrations primarily include third party professional, legal, IT and other expenses associated with successful and unsuccessful full or partial acquisition and divestiture/dissolution transactions, as well as certain employee-related expenses such as travel, one-time bonuses and post-acquisition severance separate from a formal restructuring plan. 2 Restructuring and related costs include items such as employee severance charges, lease termination charges, other employee termination costs and charges related to the reorganization of the legal entity structure. 3 CEO transition costs represent a one-time charge for the modification and accelerated vesting upon retirement of the outstanding equity compensation awards granted to Joseph M. Gingo in 2013 and 2014. 4 Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization and excludes certain items such as CEO transition costs, restructuring and related costs, including accelerated depreciation, asset impairments, and costs related to business acquisitions and integration. Unaudited pro forma condensed combined financial information includes adjustments which are preliminary and may be revised. 5 Further Adjusted EBITDA includes annual cost savings and expected synergies of approximately $25.0 million. These cost savings and expected synergies primarily consist of procurement synergies, synergies for manufacturing efficiencies and cost savings from the continued integration of TCG with Citadel. Twelve Months Ended ($ in millions) 31-Aug-12 31-Aug-13 31-Aug-14 28-Feb-14 28-Feb-15 28-Feb-15 28-Feb-15 (Pro Forma) EBITDA Reconciliation: Income from continuing operations $52.9 $34.0 $53.8 $19.3 $12.9 $47.4 $25.9 Provision for U.S. and foreign income taxes 13.9 19.7 18.5 8.0 8.5 19.0 15.1 Interest expense, net of interest income 7.7 7.2 8.2 4.6 4.5 8.1 64.7 Depreciation 29.2 30.0 33.7 16.4 18.0 35.3 41.7 Amortization 9.6 11.5 14.2 6.7 8.3 15.8 35.9 EBITDA $113.3 $102.4 $128.4 $55.0 $52.2 $125.6 $183.3 Adjusted EBITDA Reconciliation: Costs related to acquisitions and integrations 1 1.4 2.7 6.0 2.5 4.4 7.9 -- Restructuring and related costs 2 9.3 13.7 9.6 6.2 9.4 12.8 -- CEO transition costs 3 -- -- -- -- 6.2 6.2 -- Asset writedowns 3.4 1.9 0.1 0.1 -- -- -- Gain on early extinguishment of debt -- -- -- -- (1.3) (1.3) -- Inventory step-up 0.7 0.1 1.5 1.2 0.3 0.6 -- Curtailment and settlement (gains) losses (0.3) 0.3 0.2 -- -- 0.2 -- Accelerated depreciation -- 1.1 0.1 -- -- 0.1 -- Other items (0.7) (1.7) (0.1) -- (0.3) (0.4) -- EBITDA adjustments -- -- -- -- -- -- 42.5 Adjusted EBITDA 4 $127.1 $120.5 $145.8 $65.0 $70.9 $151.7 $225.8 Synergies 25.0 Further Adjusted EBITDA 5 $250.8 Fiscal Year Ended Six Months Ended

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 Adj. EBITDA Reconciliation Citadel Plastics 33 1 Excludes amortization of deferred financing fees. 2 Adjusted EBITDA and adjustments from EBITDA are not presented for 2012 because the period presented represents 10 months of results and is therefore not comparable with other periods presented. 3 EBITDA adjustments include items such as restructuring and related costs and costs related to business acquisitions. 4 TCG Pre-Acquisition EBITDA represents pre-acquisition EBITDA from The Composites Group for the period in 2014 prior to the date of acquisition by Citadel. 5 Citadel’s 2013 results, including EBITDA and Adjusted EBITDA, exclude the pre-acquisition contribution from Lucent Polymers, a business Citadel acquired in December 2013. ($ in millions) 2012 2013 5 2014 EBITDA Reconciliation: Net loss ($22.6) ($28.9) ($4.8) Income tax expense (benefit) (2.8) (4.7) 5.2 Intertest income (expense), net 14.8 16.6 18.3 Depreciation 3.4 5.0 7.5 Amortization 1 18.8 20.4 18.9 EBITDA $11.6 $8.4 $45.1 Adjusted EBITDA Reconciliation 2 : EBITDA Adjustments 3 $12.1 $17.7 Asset Impairement 26.0 -- TCG Pre-Acquisition EBITDA 4 15.0 12.2 Adjusted EBITDA $61.5 $75.0 Fiscal Year Ended December 31,